                                                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

   KNOW ALL PEOPLE BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laurence R. Hootnick his or her attorneys in fact with the power of substitution for him or her in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys in fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

   Pursuant to the requirements of the Securities and Exchange Act of 1934, this Report has been signed below by the following persons in the capacities and on the dates indicated.

            Signature              Title                        Date
            ---------              -----                        ----
By:  /s/ Jonathan J. Golovin       Chairman of the Board,       January 27, 1997
    ----------------------------   and Chief Technical Officer
        (Jonathan J. Golovin)


By:  /s/ Laurence R. Hootnick      President, Chief Executive   January 27, 1997
   ------------------------------  Officer and Director
        (Laurence R. Hootnick)     (Principal Executive
                                   Officer)


By:  /s/ Clifton Wong              Vice President of Finance,   January 27, 1997
   ------------------------------  and Chief Financial Officer
        (Clifton Wong)             (Principal Financial
                                   Officer)


By:  /s/ Robert C. Fink            Director                     January 27, 1997
   -----------------------------
        (Robert C. Fink)


By:  /s/ Robert Horne              Director                     January 27, 1997
    ----------------------------
        (Robert Horne)


By:  /s/ Thomas A. Tomasetti       Director                     January 27, 1997
    ----------------------------
        (Thomas A. Tomasetti)